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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): September 3, 2003


                               PRIME RETAIL, INC.
             (Exact name of registrant as specified in its charter)


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
        MARYLAND                                  0-23616                         38-2559212
--------------------------                   ------------------                 ---------------
(State or other jurisdiction                    (Commission                      (IRS Employer
     of incorporation)                          File Number)                    Identification No.)


  100 East Pratt Street
  Nineteenth Floor, Baltimore, Maryland                                                21202
-----------------------------------------                                            ---------
(Address of Principal Executive Offices)                                             (Zip Code)
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Registrant's telephone number, including area code   (410) 234-0782
                                                     --------------

                                    No Change
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                       1

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Item 5.  OTHER EVENTS.
         ------------

         On September 3, 2003, Prime Retail, Inc. (the "Company") and The Lightstone Group, LLC ("Lightstone"), a New Jersey-based real estate company, announced that they amended the merger agreement (the "Merger Agreement") entered into on July 8, 2003 between Prime Outlets Acquisition Company, LLC (the "Buyer"), a Delaware limited liability company which is an affiliate of Lightstone, and the Company which provides for the Company to be merged with the Buyer. The amendment increases the aggregate consideration payable to the Company's shareholders and unit holders from $115,000,000 to $115,514,000 and reflects a revised allocation of the consideration among the Company's classes of capital stock. The revised allocation provides that each holder of the Company's Series A preferred stock will receive cash in the amount of $18.400 per share, each holder of the Company's Series B preferred stock will receive cash in the amount of $8.169 per share, and each holder of the Company's common stock will receive cash in the amount of $0.170 per share.

A copy of the amendment is attached to this Current Report on Form 8-K as
Exhibit 2.1.

On September 3, 2003, the Company and Lightstone issued a joint press release regarding the execution of the amendment.

A copy of such press release is attached hereto as Exhibit 99.1.

The amendment and the joint press release are incorporated by reference into this Item 5 and the foregoing description of such documents and the transactions contemplated therein are qualified in their entirety by reference to Exhibits
2.1 and 99.1 hereto.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.
         ---------------------------------

         (c)      Exhibits.

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
         NUMBER            DESCRIPTION
         ------            -----------
           2.1             First Amendment dated September 3, 2003 to Agreement and Plan of Merger by and between
                           Prime Outlets Acquisition Company, LLC and Prime Retail, Inc.

           99.1            Joint Press Release issued by Prime Retail, Inc. and The Lightstone Group, LLC on September 3, 2003
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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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
                                            PRIME RETAIL, INC.
                                            (Registrant)

Date: September 3, 2003
                                            By:      /s/ GLENN D. RESCHKE
                                                     ---------------------
                                            Name:    Glenn D. Reschke
                                            Title:   Chief Executive Officer and
                                                     Chairman of the Board of Directors
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                                  EXHIBIT INDEX

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
         NUMBER            DESCRIPTION
         ------            -----------
           2.1             First Amendment dated September 3, 2003 to Agreement and Plan of Merger by and between
                           Prime Outlets Acquisition Company, LLC and Prime Retail, Inc.

           99.1            Joint Press Release issued by Prime Retail, Inc. and The Lightstone Group, LLC on September 3, 2003
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